Short-term Bank Deposits and Restricted Deposits - Summary of Short-term Bank Deposits and Restricted Deposits (Detail) ¥ in Millions, $ in Millions	Dec. 31, 2019 CNY (¥)	Dec. 31, 2019 USD ($)	Dec. 31, 2018 CNY (¥)
Miscellaneous current assets [abstract]
Bank deposits with maturity exceeding three months	¥ 0		¥ 34
Statutory reserve deposits	3,228		2,877
Restricted deposits	488		809
Short-term bank deposits and restricted deposits	¥ 3,716	$ 534	¥ 3,720